UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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
                   Date of Report: April 21, 2003                                   Commission File No. 1-12785
         (Date of Earliest Event Reported: April 17, 2003)


                       NATIONWIDE FINANCIAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)

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
                              DELAWARE                                                  31-1486870
   (State or other jurisdiction of incorporation or organization)          (I.R.S. Employer Identification No.)
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                              One Nationwide Plaza
                              Columbus, Ohio 43215
                                 (614) 249-7111
               (Address, including zip code, and telephone number,
        including area code, of Registrant's principal executive offices)





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Item 5. Other Matters

          On April 17, 2003, Fitch Ratings (Fitch) announced the lowering of their rating of Nationwide Financial Services, Inc.'s (NFS) senior debt to "A-" from "A". NFS' trust preferred rating was lowered to "BBB+" from "A-". The rating outlook is stable.

          Fitch stated in a press release that the rating actions consider a downgrade of Nationwide Mutual Insurance Company's (which holds 63% economic and 95% voting interests in NFS) financial strength rating to "AA-" from "AA" due to capital concerns. The NFS rating actions also reflect concerns over the sensitivity of NFS' earnings to equity markets and Fitch's (calculation of NFS') adjusted risk-based capital levels relative to peers.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 NATIONWIDE FINANCIAL SERVICES, INC.
                                 (Registrant)


Date:  April 21, 2003            /s/ Mark R. Thresher
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                                 Mark R. Thresher
                                 Senior Vice President - Chief Financial Officer